Related Party Transactions	12 Months Ended
Dec. 31, 2021
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
24.1 Compensation of key management personnel
24.1.1 Accounting policies
24.1.1.1 Executive bonus and employee profit sharing
The Company’s employees are entitled to profit sharing based on certain goals agreed annually, and executives based on statutory provisions proposed by the Board of Directors and approved by the shareholders. The amount of profit sharing is recognized in statements of operations for the year in which the goals are achieved.
Key management personnel comprise the directors, officers and members of the Executive Committee. The compensation and charges paid or payable for services are shown below:

	December 31,
Description	2021	2020	2019

Short-term benefits	30,080	29,792	29,442
Share-based payment plan(a)	13,042	36,986	29,129
	43,122	66,778	58,571

(a)
Considers stock option plans, restricted shares and phantom shares. The effect on the result referring to the phantom shares is based on the variation of the Company’s share value, which is updated at each reporting period, and does not represent a cash outflow in the current year, with a forecast for settlement in up to eight years.

Due to the reduction of the share value in the year ended December 31, 2021, from R$39.30 to R$24.36, there was a decrease in the estimate of remuneration and, consequently, a reversal of the expense recorded in prior periods.
24.2 Guarantees and pledges granted by the Parent Company
The Company has granted guarantees on rental properties for some of its executives and the total amount involved is not significant.
24.3 Technology service sharing contract
On January 1, 2013, the Company entered into a contract with Águia Branca Participações S.A., one of its shareholders, for the sharing of information technology resources for an indefinite period. The total amount of services acquired during the year ended December 31, 2021 was R$52 (R$51 as of December 31, 2020), recorded under “Other operating income and expenses, net” in the statements of operations. As of December 31, 2021, there were no amounts to be paid as a result of this transaction.
24.4 Ticket sales contract
On March 26, 2018, the Company entered into a ticket sales contract with Caprioli Turismo Ltda., a travel agency owned by the Caprioli family (which holds an indirect stake in the Company through TRIP former shareholders), whereby Caprioli Turismo Ltda. is granted a R$20 credit line for the purchase and resale of tickets for flights operated by the Company. This credit line is guaranteed by a non-interest bearing promissory note in the same amount payable.
24.5 Aircraft sublease receivables
In December 2019, the Company signed a letter of intent for the sublease of up to 28 aircraft to the Breeze Aviation Group (“Breeze”), an airline founded by the controlling shareholder of Azul, headquartered in the United States. The transaction was voted and approved by 97% of the Azul's shareholders at the Extraordinary General Meeting held on March 2, 2020. Following good corporate practices, the controlling shareholder did not participate in the voting.
Until December 31, 2021, the Company sub-leased three aircrafts to Breeze and recorded a balance receivable of R$79,663 (R$24,167 as of December 31, 2020).